Note 37 Interest income breakdown by origin (Details) - EUR (€) € in Millions		12 Months Ended
		Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Interest income by origin [Line Items]
Interest income on financial assets held for trading		€ 4,984	€ 2,079	€ 1,084
Financial Assets At Fair Value Through Other Comprehensive Income Interest And Other Income		3,098	3,110	1,880
Financial Assets At Amortized Cost Interest And Other Income		38,328	25,258	18,364
Interest Income For Insurance Activity		1,052	1,309	1,084
Interest Income For Adjustment Interest On Accounting Coverage		91	(825)	(84)
Interest Income On Other Income	[1]	297	501	686
Interest income		€ 47,850	€ 31,432	€ 23,015

[1]	(1) Includes, among others, the net interest income accrued from funds obtained through TLTRO III operations, which amounted to €177 million and €384 million for the years ended December 31, 2022 and 2021, respectively (see Note 22.1)